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08/99                                                              Exhibit 99.10
                                                                          Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:              $   2,930,005,220.60
Beginning of the Month Finance Charge Receivables:         $     126,388,522.60
Beginning of the Month Discounted Receivables:             $               0.00
Beginning of the Month Total Receivables:                  $   3,056,393,743.20


Removed Principal Receivables:                             $               0.00
Removed Finance Charge Receivables:                        $               0.00
Removed Total Receivables:                                 $               0.00


Additional Principal Receivables:                          $               0.00
Additional Finance Charge Receivables:                     $               0.00
Additional Total Receivables:                              $               0.00


Discounted Receivables Generated this Period:              $               0.00


End of the Month Principal Receivables:                    $   2,927,221,831.62
End of the Month Finance Charge Receivables:               $     123,281,208.34
End of the Month Discounted Receivables:                   $               0.00
End of the Month Total Receivables:                        $   3,050,503,039.96


Special Funding Account Balance                            $               0.00
Aggregate Invested Amount (all Master Trust II Series)     $   2,300,000,000.00
End of the Month Transferor Amount                         $     627,221,831.62
End of the Month Transferor Percentage                                   21.43%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                RECEIVABLES

       30-59 Days Delinquent                               $      68,868,987.28
       60-89 Days Delinquent                               $      50,212,847.69
       90+ Days Delinquent                                 $      98,469,682.87

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08/99
                                                                          Page 2

       Total 30+ Days Delinquent                           $     217,551,517.84
       Delinquent Percentage                                              7.13%

Defaulted Accounts During the Month                        $      19,884,369.56
Annualized Default Percentage                                             8.14%

Principal Collections                                            465,776,441.07
Principal Payment Rate                                                   15.90%

Total Payment Rate                                                       16.80%


INVESTED AMOUNTS

       Class A Initial Invested Amount                     $     407,160,000.00
       Class B Initial Invested Amount                     $      62,640,000.00
       Class C Initial Invested Amount                     $      52,200,000.00

INITIAL INVESTED AMOUNT                                    $     522,000,000.00

       Class A Invested Amount                             $     468,000,000.00
       Class B Invested Amount                             $      72,000,000.00
       Class C Invested Amount                             $      60,000,000.00

INVESTED AMOUNT                                            $     600,000,000.00

       Class A Adjusted Invested Amount                    $     468,000,000.00
       Class B Adjusted Invested Amount                    $      72,000,000.00
       Class C Adjusted Invested Amount                    $      60,000,000.00

ADJUSTED INVESTED AMOUNT                                   $     600,000,000.00

PREFUNDED AMOUNT                                           $               0.00

FLOATING ALLOCATION PERCENTAGE                                           20.48%
PRINCIPAL ALLOCATION PERCENTAGE                                          20.48%

       Class A Principal Allocation Percentage                           78.00%
       Class B Principal Allocation Percentage                           12.00%
       Class C Principal Allocation Percentage                           10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        95,380,768.02

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08/99
                                                                          Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         9,771,136.44

MONTHLY SERVICING FEE                                      $         750,000.00

INVESTOR DEFAULT AMOUNT                                    $       4,071,881.43


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                   78.00%

       Class A Finance Charge Collections                  $       8,206,486.40
       Other Amounts                                       $               0.00

TOTAL CLASS A AVAILABLE FUNDS                              $       8,206,486.40


       Class A Monthly Interest                            $       2,113,312.50
       Class A Servicing Fee                               $         585,000.00
       Class A Investor Default Amount                     $       3,176,067.52

TOTAL CLASS A EXCESS SPREAD                                $       2,332,106.38


CLASS A REQUIRED AMOUNT                                    $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                   12.00%

       Class B Finance Charge Collections                  $       1,262,536.38
       Other Amounts                                       $               0.00

TOTAL CLASS B AVAILABLE FUNDS                              $       1,262,536.38

       Class B Monthly Interest                            $         340,125.00
       Class B Servicing Fee                               $          90,000.00

TOTAL CLASS B EXCESS SPREAD                                $         832,411.38
CLASS B INVESTOR DEFAULT AMOUNT                                      488,625.77
CLASS B REQUIRED AMOUNT                                              488,625.77

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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                   10.00%

CLASS C MONTHLY SERVICING FEE                                         75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $       4,141,631.42


       Excess Spread Applied to Class A Required Amount    $               0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                         $               0.00

       Excess Spread Applied to Class B
       Required Amount                                     $         488,625.77

       Excess Spread Applied to Reductions of              $               0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount    $         720,625.64

       Excess Spread Applied to Reductions of
       Class C Invested Amount                             $               0.00

       Excess Spread Applied to Monthly Cash               $         125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $               0.00
       Account

       Excess Spread Applied to Spread Account             $       1,706,505.71

       Excess Spread Applied to Reserve Account            $               0.00

       Excess Spread Applied to other amounts owed to      $               0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders            $               0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $       1,100,874.30

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08/99
                                                                          Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $       5,809,171.11


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $               0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                             $               0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                        $               0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                             $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount               $               0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                             $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount               $               0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                         $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor        $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                    $               0.00

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08/99
                                                                          Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          7.53%
       Base Rate (Prior Month)                                            7.45%
       Base Rate (Two Months Ago)                                         7.25%

THREE MONTH AVERAGE BASE RATE                                             7.41%

       Portfolio Yield (Current Month)                                   12.90%
       Portfolio Yield (Prior Month)                                      9.95%
       Portfolio Yield (Two Months Ago)                                  13.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.26%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                $      95,380,768.02

REALLOCATED PRINCIPAL COLLECTIONS

                        Allocable to Class C Interests     $               0.00

                        Allocable to Class B Certificates  $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $               0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                      $               0.00
       Deficit Controlled Accumulation Amount              $               0.00

CONTROLLED DEPOSIT AMOUNT                                  $               0.00


CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                      $               0.00
       Deficit Controlled Accumulation Amount              $               0.00

CONTROLLED DEPOSIT AMOUNT                                  $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      95,380,768.02
SHARING

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08/99
                                                                          Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $               0.00

CLASS B INVESTOR CHARGE OFFS                               $               0.00

CLASS C INVESTOR CHARGE OFFS                               $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $               0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $               0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $               0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                     $      18,000,000.00
       Available Cash Collateral Amount                    $      18,000,000.00



TOTAL DRAW AMOUNT                                          $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $               0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ Tracie Klein
                                                   -----------------------------
                                                         Tracie H. Klein
                                                         First Vice President